Exhibit 99.1

December 1, 2014
Century Aluminum Completes Acquisition of Mt. Holly, SC Smelter
CHICAGO, IL --(Marketwired - Dec 1, 2014) - Century Aluminum Company (NASDAQ: CENX) announced today that its wholly owned subsidiary has completed its transaction with Alcoa to acquire full ownership of the Mt. Holly aluminum smelter. Mt. Holly, located in Berkeley County, South Carolina, employs approximately 600 people and has an annual production capacity of 229,000 metric tons of primary aluminum.
"We are very pleased to assume full ownership of the Mt. Holly plant," commented Michael Bless, President and CEO. "Our first order of business is to work toward a safe and seamless transition. Mt. Holly is an excellent plant and we are confident that, with some focus and targeted investments, the talented management team can produce even greater results. We also look forward to becoming an active participant in the economy and greater community of Berkeley County. We will now turn our attention to securing a power contract which will support the plant's long-term operations. Though we are early in this complex process, we have been encouraged by recent discussions."
About Century Aluminum
Century Aluminum Company owns primary aluminum capacity in the United States and Iceland. Century's corporate offices are located in Chicago, IL. Visit www.centuryaluminum.com for more information.
Certified Advisors for the First North market of the OMX Nordic Exchange Iceland hf. for Global Depositary Receipts in Iceland:
Atli B. Gudmundsson, Senior Manager -- Corporate Finance, Landsbankinn hf.
Steingrimur Helgason, Director -- Corporate Finance, Landsbankinn hf.
Cautionary Statement
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements about future events and are based on our current expectations. These forward-looking statements may be identified by the words "believe," "expect," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may." Our forward-looking statements include, without limitation, statements with respect to: the future financial and operating performance of the Company, its subsidiaries and its projects; access to existing or future financing arrangements; future global and local financial and economic conditions; our assessment of the aluminum market and aluminum prices (including premiums); the benefits of the Mt. Holly acquisition, our expectations regarding the Mt. Holly operations and our ability to successfully integrate the Mt. Holly operations with the rest of the business; and our assessment of power pricing and our ability to successfully obtain and/or implement long-term competitive power arrangements for our operations and projects, including Mt. Holly.
Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, quarterly reports on Form 10-Q and in other filings made with the Securities and Exchange

Commission. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, the reader is cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts
Bob McAlister (media)
803-254-1154
Rick Dillon (investors)
312-696-3144